UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2021

PARK CITY GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

299 South Commerce Drive, Suite D292, Murray, UT 84107
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	PCYG	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

October 6, 2021, Park City Group, Inc. (the “Company”) and U.S. Bank N.A. (the “Bank”) executed a Revolving Credit Agreement (the "Revolving Credit Agreement") and accompanying addendum (the "Addendum"), and Stand-Alone Revolving Note (the "Note" and collectively with the Revolving Credit Agreement and Addendum, the "Credit Agreement"), with an effective date of September 30, 2021. The Credit Agreement replaces the Company’s prior $6.0 million Revolving Credit Agreement and Stand-Alone Revolving Note between the Company and the Bank, as amended and revised on January 9, 2019.

The Credit Agreement provides the Company with a $10.0 million revolving line of credit that matures on March 31, 2023. Any amounts drawn down by the Company under the Credit Agreement will accrue interest at an annual rate equal to 1.75% plus the one-month LIBOR rate. In addition, the Credit Agreement contains customary affirmative and negative covenants and conditions to borrowing, as well as customary events of default. Among other things, the Company must maintain liquid assets equal to the outstanding balance of the Note, and maintain a Senior Funded Debt (as defined in the Credit Agreement) to EBITDA Ratio (as defined in the Credit Agreement) of not more than 3:1.

The foregoing is only a summary of the material terms of the Revolving Credit Agreement, Addendum, and Note and do not purport to be complete and are qualified in their entirety by reference to the Revolving Credit Agreement, Addendum, and Note, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1, and Exhibit 10.2 and incorporated herein by reference

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 in regards to the Revolving Credit Agreement, the Addendum, and the Note.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Revolving Credit Note and Revolving Credit Agreement, dated September 30, 2021, between Park City Group, Inc., and U.S. Bank National Association.
10.2	Addendum to Revolving Credit Agreement, dated September 30, 2021, between Park City Group, Inc., and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP INC.

October 8, 2021	/s/ John Merrill
John Merrill
Chief Financial Officer